RBC FUNDS TRUST

RBC Equity Funds

RBC Mid Cap Growth Fund
RBC Enterprise Fund
RBC Small Cap Core Fund
RBC Microcap Value Fund

Supplement dated March 15, 2010 to the Prospectus dated November 24, 2009

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

New Shareholder Services/Transfer Agent

Effective March 15, 2010, U.S. Bancorp Fund Services, LLC will provide transfer agency and shareholder services to the Funds.  All references to Boston Financial Data Services, Inc. (“BFDS”) in the Prospectus should be deleted and replaced with U.S. Bancorp Fund Services, LLC.

On page 21 of the Prospectus footnote 4 is revised and replaced with the following effective March 15, 2010:

4
A 2.00% fee is imposed on redemptions or exchanges within 30 days of purchase. This redemption fee will not be imposed in certain situations. See “Shareholder Information/Market Timing and Excessive Trading — Redemption Fee” below. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. Additionally, a $25 fee will be imposed on non-periodic withdrawals or terminations from IRAs and Keogh plans. A $15 fee is imposed on wire redemptions. The current fee for returned checks and stop payments is $25.

The information on pages 28 through 46 is deleted and replaced with the following effective March 15, 2010:

Shareholder Information

Pricing of Fund Shares

How NAV Is Calculated

The net asset value (“NAV”) is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is calculated by adding the total value of the Fund’s investments and other assets, determining the proportion of that total allocable to the particular class, subtracting the liabilities allocable to the class and then dividing that figure by the number of outstanding shares of that class.

1.	NAV is calculated separately for each class of shares.

2.	You can find many Funds’ NAV daily in The Wall Street Journal and in other newspapers or they are available at www.rbcgam.us or by calling 1-800-422-2766.

NAV =	Total Assets of Class – Liabilities
Number of Shares Outstanding

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The per share NAV for each Fund is determined and its shares are normally priced at the close of regular trading on the New York Stock Exchange (“NYSE”), or at 4:00 p.m. Eastern time, whichever is earlier, on days the NYSE is open or on days the primary trading markets for the Funds’ portfolio instruments are open. The Funds do not calculate NAV on days when the NYSE is closed.

Your order for purchase, sale or exchange of shares is generally based on the next NAV calculated after your order is received in good order by the Fund’s transfer agent. For example: If you place a purchase order to buy shares of a Fund, it must be received before 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, it will be based on the NAV calculated on the next following business day at 4:00 p.m. Eastern time. Also, as further explained in the “Purchasing and Adding to Your Shares” section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund’s transfer agent at the time it is received by the intermediary.

Generally, you may purchase, redeem, or exchange shares of the Funds on any day when the NYSE is open. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE. Even if the NYSE is closed, the Funds may accept purchase, redemption, and exchange orders on those days when the primary trading markets for the Funds’ portfolio instruments are open, and the Funds’ management believes there is an adequate market to meet purchase, redemption, and exchange requests.

Since the RBC Mid Cap Growth Fund owns securities that are primarily listed on foreign exchanges which may trade on days when such Fund does not price its shares, the net asset value of the RBC Mid Cap Growth Fund may change on days when shareholders will not be able to purchase or redeem shares.

Valuation of Portfolio Securities

On behalf of each Fund, the Board of Trustees has adopted Pricing and Valuation Procedures for determining the value of Fund shares in accordance with applicable law. The Funds’ securities, other than short-term debt obligations, are generally valued at current market prices. The Pricing and Valuation Procedures generally require fixed income securities to be priced by approved pricing agents and equity securities to be priced by readily available market quotations. Debt obligations with remaining maturities of 60 days or less from date of purchase are valued at amortized cost. Investments in open-end investment companies are valued at the net asset value of those companies, and those companies may use fair value pricing as described in their prospectuses.

The Pricing and Valuation Procedures provide that, in situations where it is determined that market quotations are not readily available or available prices do not accurately reflect the value of the securities, Board approved “fair valuation” methodologies will be used. Under the Pricing and Valuation Procedures, fair valuation methodologies will be used in situations such as the following: a price is determined to be stale (that is, it cannot be valued using the standard pricing method because a recent sale price, bid and asked quotation or other applicable pricing indicator is not available) on more than five consecutive days on which the Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the close of regular trading on the NYSE; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. These methodologies are intended to ensure that each Fund’s NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution. In addition, for Funds that invest in foreign securities, fair valuations may diminish opportunities for a short-term trader to take advantage of time zone differences between the foreign markets on which the securities are traded and close of the NYSE, when a Fund’s NAV is typically calculated.

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Purchasing and Adding to Your Shares

You may purchase shares of the Funds through the Funds’ Distributor or through investment representatives at banks, brokers and other financial intermediaries, which may charge additional fees and may require higher minimum investments or impose other limitations or requirements on buying and selling shares.1 For qualified retirement benefit plans, there is no minimum requirement for initial investment in the Funds. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative for specific information.

Minimum Initial Investment

Account Type	Amount
Regular	$1,000
IRA and Uniform Transfer/Gifts to Minors Accounts	$250
By exchange2 from another RBC Fund into a regular account	$1,000
By exchange2 from another RBC Fund into an IRA or Uniform Transfer/Gifts to Minors Account	$100
With Automatic Monthly Investments	$100
Class I: Regular – Institutions or Individuals	$250,000
Class I: Through qualified retirement benefit plans	$0

Minimum Additional Investment

Investment Type	Amount
By telephone or mail	$100
By Internet (see instructions for purchasing and adding to your shares)	$100
By exchange2 from another RBC Fund into a regular account	$1,000
By exchange2 from another RBC Fund into an IRA or Uniform Transfer/Gifts to Minors Account	$100
With Automatic Monthly Investments	$50

1
Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund at the Fund’s net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may vary in terms of how they process your orders, and they may charge you transaction fees on purchases of Fund shares and may also impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its transfer agent, U.S. Bancorp Fund Services, LLC. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers.

2	The Funds listed in this prospectus, the RBC Mid Cap Value Fund, the Access Capital Community Investment Fund and the Prime Money Market Fund are eligible for exchanges.

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Additional Policies About Transactions

The Funds cannot process transaction requests unless they are properly completed as described in this section.  The Funds may cancel or change their transaction policies without notice.  To avoid delays, please call us if you have any questions about these policies.

All purchases must be in U.S. dollars.  All checks must be in U.S. dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks,  starter checks, post dated checks, post dated online bill pay checks, or any conditional order or payment.

The transfer agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned.

The Funds may waive their minimum purchase requirement. Each of the Funds, the Distributor, the Advisor or the transfer agent reserves the right to reject any application for any reason in its sole discretion, including rejection of orders not accompanied by proper payment and orders that are not in the best interests of the Funds and their shareholders.   The Funds do not  accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.

Telephone Purchase, Exchange and Redemption Privileges. Shareholders who open accounts with the RBC Funds will automatically be granted telephone purchase, exchange and redemption privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Funds. If you call the Funds, the Funds’ representative may request personal identification and may tape record the call.

Class A and Class C Eligibility. Class A and Class C shares are available to investors who meet the minimum initial investment requirements. Class C shares are no longer offered to new employer-sponsored retirement plans.

Class I Eligibility. Class I shares are available in the RBC Mid Cap Growth Fund and RBC Enterprise Fund and are offered to institutions or individuals with a $250,000 minimum requirement for initial investment. There is no minimum requirement for initial investment for participants of qualified retirement plans.

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Class R Eligibility. Class R shares are available to investors only through participation in employer-sponsored retirement programs for which omnibus or program-level accounts are held on the books of the Funds. These programs include 401(a) plans (such as defined benefit, profit sharing, money purchase and 401(k) plans), 403(b)(7) plans, 457 plans and non-qualified deferred compensation plans.

Class S Eligibility. Class S shares are available to investors purchasing shares directly through the Fund or its transfer agent, U.S. Bancorp Fund Services, LLC.

IRA and Keogh Account Maintenance Fees. A $15 annual maintenance fee is charged on all IRA and Keogh accounts. Multiple IRA or Keogh accounts associated with a single social security number are charged a maximum annual maintenance fee of $30. If an annual maintenance fee has not yet been charged when the last IRA or Keogh account associated with a particular social security number is completely liquidated, the full annual maintenance fee will be charged to the account at that time.  Additionally, a $25 fee will be imposed on non-periodic withdrawals or terminations from IRAs and Keogh plans.

Corporations, Trusts and Other Entities. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

Sales Limited to U.S. Citizens and Resident Aliens. Shares of the RBC Funds may only be offered in the United States to United States citizens and United States resident aliens having a social security number or individual tax identification number. This prospectus should not be considered a solicitation or offering of fund shares outside of the United States.

Anti-Money Laundering Procedures. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and as permitted by the Funds’ privacy policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, for others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your social security number), and permanent street address. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Funds’ policies and procedures, we may reject and return your application or take such other action as we deem reasonable and as permitted by law. Please review your account application for additional information.

Instructions for Opening an Account

If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. Otherwise, follow the instructions below.

By Mail	Initial Purchases and All Correspondence RBC Funds P.O. Box 701 Milwaukee, WI 53201-0701	Registered/Overnight Mail RBC Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

1. Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check payable to “RBC Funds” and include the name of the Fund in which you are investing on the check. Your initial investment must meet the applicable account minimum requirement.

3. Mail or courier application and payment to the applicable address above.

By Internet	Visit the Funds’ website, www.rbcgam.us, and follow the instructions provided for the purchase of Class S shares. This option is available only for Class S shares.

By Wire	U.S. Bank N.A.

To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly be applied. Your bank should transmit funds by wire as indicated here. Wired funds must be received by 4:00 p.m. Eastern Time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wiring system, or from incomplete wiring instructions.

ABA # 075000022 Credit: U.S. Bancorp Fund Services, LLC Account: 182380369377
Further credit: RBC Funds
Shareholder Name and Account Number

By Exchange from Another RBC Fund	1-800-422-2766 or www.rbcgam.us (Class S exchanges only)

If you already have an account with us and your account is authorized for telephone exchanges (or on-line exchanges for Class S shares), you may open an account in an eligible RBC Fund by exchanging shares from another RBC Fund.  The eligible Funds are the Funds listed in this prospectus, the RBC Mid Cap Value Fund, the Access Capital Community Investment Fund and the Prime Money Market Fund.  The names and registrations on the accounts must be identical.  The exchange must meet the applicable minimum exchange amount.

Questions?

Call 1-800-422-2766 or your
investment representative.

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Instructions for Purchasing and Adding to Your Shares

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

By Telephone	1-800-422-2766
You may make additional investments ($100 minimum) by telephone. After the Funds receive and accept your request, the Funds will deduct from your checking account (requires banking information to be on file) the cost of the shares. Availability of this service is subject to approval by the Funds and the participating banks.

By Mail	Subsequent Purchases — Regular Mail RBC Funds P.O. Box 701 Milwaukee, WI 53201-0701	Registered/Overnight Mail RBC Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

1. Use the detachable stub from your confirmation statement. Or, if unavailable, provide the following information:
• Account name and account number
• Fund name
• Share class
2. Make check payable to “RBC Funds” and include your account number on the check. Your investment must meet the $100 minimum additional investment requirement.
3. Mail or courier stub and payment to the applicable address above.

By Wire	U.S. Bank, N.A.

Wire share purchases should include the names of each account owner, your account number and the name of the Fund in which you are purchasing shares. You should notify the Funds by telephone that you have sent a wire purchase order to U.S. Bank, N.A.

ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account: 182380369377
Further Credit: RBC Funds
Shareholder Name and Account Number

By Exchange from Another RBC Fund	Please refer to the information under “Exchanging Your Shares” below.

By Internet	For the purchase of Class S shares only, you may visit the Funds’ website, www.rbcgam.us, and follow the instructions provided. There is a $100 minimum for additional investments through the website.

Automatic Monthly Investment
You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Funds will draft your checking account on the same day each month in the amount you authorize via automated clearing house (“ACH”). An initial investment of at least $100 per Fund is also required.

Questions?
Call 1-800-422-2766 or your
investment representative.

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You can also add to your account using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.

Automatic Monthly Investments
Automatic Monthly Investments are processed through an ACH whereby an agreed amount is credited to or debited from a shareholder’s pre-identified bank account. You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Fund will draft your checking account on the same day each month in the amount you authorize via ACH. An initial investment of at least $100 per Fund is also required. Automatic monthly investments are not available for Class I shares.

Directed Dividend Option
By selecting the appropriate box on the account application, you can elect to receive your distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, have distributions reinvested in the Funds, or into another eligible RBC Fund (as set forth under the caption “Exchanging Your Shares”) without a sales charge. You should maintain the minimum balance in each Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time.

Dividends and Distributions

Dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends will differ among classes of a Fund due to differences in distribution expenses. Capital gains are distributed at least annually.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (See “Shareholder Information — Dividends, Distributions and Taxes”).

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Selling Your Shares

Withdrawing Money From Your Fund Investment
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

You may withdraw from your account at any time.  Certain redemptions will however require a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

A signature guarantee is required to redeem shares in the following situations:

•	If ownership is changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	Written requests to wire redemption proceeds (if not previously authorized on the account);

•	If a change of address was received by the transfer agent within the last 30 days;

•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation.

Please refer to “Additional Policies on Selling Shares (Redemptions)” below.

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Shares redeemed within 30 days of purchase generally will be subject to a redemption fee of 2% of the value of the shares so redeemed. (See “Market Timing and Excessive Trading — Redemption Fee,” below.) The Funds reserve the right to amend their redemption policies. Shareholders will be notified of changes.

Instructions for Selling Shares (Redemptions)
If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone	1-800-422-2766
You may withdraw any amount up to $50,000 by telephone, provided that your account is authorized for telephone redemptions. The Funds will send proceeds only to the address or bank of record. You must provide the Fund’s name, your account number, the name(s) of each account owner (exactly as registered), and the number of shares or dollar amount to be redeemed prior to 4:00 p.m. Eastern time for the trade to be processed with that day’s closing price.

By Mail	Regular Mail RBC Funds P.O. Box 701 Milwaukee, WI 53201-0701	Registered/Overnight Mail RBC Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed. See “Signature Guarantees” below for information on when a signature guarantee is required.

2. Mail or courier the letter to the applicable address above.

By Wire

Redemption proceeds may be wired to your pre-identified bank account. A $15 fee is deducted from your redemption proceeds for complete and share certain redemptions. In the case of a partial redemption, the fee of $15 will be deducted from the remaining account balance. If your written request is received in good order before 4:00 p.m. Eastern time, the Funds will normally wire the money on the following business day. If the Funds receive your request after 4:00 p.m. Eastern time, the Funds will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability. See “Signature Guarantees” below for information on when a signature guarantee is required.

By Internet

Visit the Funds’ website, www.rbcgam.us, and follow the instructions provided. Provided you have previously registered, you may withdraw up to $50,000 through the website.
This option is only available to Class S shareholders.

Systematic Redemption Plan

You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. The Funds will continue withdrawals until your shares are gone or until you or the Fund cancel the plan. Depending upon how long you have held your shares, redemption fees and contingent deferred sales charges may apply. Systematic Redemption Plans are not available for Class I shares.

Questions?

Call 1-800-422-2766 or your
investment representative.

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Additional Policies on Selling Shares (Redemptions)

The Funds attempt to send redemption proceeds as soon as practical. The Funds cannot accept requests that contain special conditions or effective dates. The Funds may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or a divorce decree.

If you request a redemption within 15 days of purchase, the Funds will delay sending your proceeds until payment may be confirmed, which may take up to 15 days from the date of purchase. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

Signature Validation Program – Non Financial Transactions

You can get a Signature Validation Program Stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not a notary public. For your protection, the Funds require a Signature Validation Program Stamp or other acceptable signature authentication if you request:

•	A change in redemption instructions;

•	Maintenance changes of name, address or banking instructions;

•	Beneficiaries changes on Transfer on Death (“TOD”) Accounts;

•	Adding Systematic Purchase Plan;

•	Adding banking instructions;

•	Name change;

•	Trustee change; or

•	UTMA/UGMA custodian change.

Redemption Fee

A 2.00% redemption fee is generally imposed on redemptions and exchanges within 30 days of purchase. See “Market Timing and Excessive Trading — Redemption Fee,” below.

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Redemption in Kind

Each Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind,” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Minimum Account Size

You must maintain a minimum account value equal to the current minimum initial investment, which is $1,000 for regular shareholder accounts and $250,000 for Class I accounts. There is no minimum account size requirement for retirement plans. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size. No CDSC or redemption fees will be imposed on shares redeemed as a result of involuntary account closing.

Exchanging Your Shares

If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of the Funds and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing RBC Fund account, please refer to “Instructions for Opening an Account” above.

An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences.  By following the instructions below, and subject to such limitations as may be imposed by the RBC Funds, you may exchange shares between eligible RBC Funds.  The eligible RBC Funds are the Funds in this prospectus, the RBC Mid Cap Value Fund, the Access Capital Community Investment Fund and the Prime Money Market Fund.  With the exception of exchanges to or from the Prime Money Market Fund, the share class must be the same in the two RBC Funds involved in the exchange (i.e. Class I shares to Class I shares).

By Telephone	1-800-422-2766	You may make exchanges from one identically registered RBC Fund account into another eligible RBC Fund account, provided that your account is authorized for telephone exchanges.

By Mail	Regular Mail	Registered/Overnight Mail
	RBC Funds	RBC Funds
	P.O. Box 701	c/o U.S. Bancorp Fund Services, LLC
	Milwaukee, WI 53201-0701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

1. In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the RBC Fund from which the amount is being sold, and the name of the RBC Fund into which the amount is being purchased.

2. Mail or courier the letter to the applicable address above.

By Internet	Visit the Funds’ website, www.rbcgam.us, and follow the instructions provided.

All Class S account owners are automatically granted Internet exchange privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the RBC Funds.

This option is only available to Class S shareholders.

Monthly Exchanges
You may authorize monthly exchanges ($100 minimum) from one eligible RBC Fund into another eligible RBC Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

Questions?

Call 1-800-422-2766 or your
investment representative.

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Additional Policies on Exchanges

Shares exchanged within 30 days of purchase generally will be subject to a redemption fee of 2% of the value of the shares so exchanged. The Funds also reserve the right to limit exchanges. (See “Market Timing and Excessive Trading,” below.)

With the exception of exchanges to or from the Prime Money Market Fund (whose shares are offered through another prospectus), the share class must be the same in the two Funds involved in the exchange and no sales charge will be assessed.  For complete information on the RBC Fund you are exchanging into, including fees and expenses, read that fund’s prospectus carefully. With the exception of exchanges to Prime Money Market Fund, you must meet the minimum investment requirement of the Fund you are exchanging into. Exchanges to Prime Money Market Fund will be into the RBC Institutional Class 1 shares. The names and registrations on the two accounts must be identical. You should review the Prospectus of the Fund you are exchanging into. Call us for a free copy or contact your investment representative. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days notice to shareholders.

Additional Shareholder Services

Services for the following types of accounts are also available to shareholders. Please call 1-800-422-2766 for more information.

•	Uniform Transfers/Gifts to Minors Accounts

•	TOD Accounts

•	Accounts for corporations, partnerships and retirement plans

•	Coverdell Education Savings Accounts

•	Traditional IRA accounts

•	Roth IRA accounts

•	Simplified Employee Pensions (“SEPs”)

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Telephone/Internet Services

Telephone trades must be received by or prior to market close.  During periods of increased market activity, you may have difficulty reaching the Funds by telephone or may encounter higher than usual call waits. If this happens, contact the Funds by mail or allow sufficient time to place your telephone transaction. Holders of Class S shares may also access the Funds’ website, www.rbcgam.us. The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone or fund website instructions are genuine. If such procedures are followed, neither the Funds nor any persons or entity that provides services to the RBC Funds will be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

Shareholder Mailings

To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more RBC Fund shareholders have the same last name and address, the Funds may send only one prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling the RBC Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.

Market Timing and Excessive Trading
Market timing may interfere with the management of a Fund’s portfolio and result in increased costs. The RBC Funds do not accommodate market timers. On behalf of the RBC Funds, the Board of Trustees has adopted policies and procedures to discourage short-term trading or to compensate the Funds for costs associated with it.

Redemption Fee. A 2.00% fee is imposed on redemptions or exchanges of shares of the RBC Funds (other than the Access Capital Community Investment Fund and the Money Market Funds) within 30 days of purchase. This redemption fee will not be imposed in certain situations, such as: (1) shares purchased through reinvested distributions (dividends and capital gains), (2) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one person retirement plans), (3) shares redeemed in accordance with the systematic redemption plan or monthly exchange program, (4) redemptions following the death or disability of a shareholder (of which the Fund has been notified), or (5) under other circumstances at Fund management’s discretion. The redemption fee may also not be imposed, at Fund management’s discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment advisor’s asset allocation program and not at the direction of the investment advisor’s client. Each Fund will retain any redemption fees to help cover transaction and tax costs that result from selling securities to meet short-term investor redemption requests. For purposes of calculating the holding period, the Funds will employ the “first in, first out” method, which assumes that the shares sold or exchanged are the ones held the longest. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange.

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Restriction and Rejection of Purchase or Exchange Orders. The RBC Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by proper payment. The RBC Funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in a Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase will be processed at the conclusion of the delay period.

If detected, once an accountholder makes five exchanges between RBC Funds during a calendar year, the ability to make additional exchanges for that account will be suspended. In applying these exchange limits, the Funds may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund’s discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.

The RBC Funds’ policy imposing redemption fees and limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisors, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and forward aggregated orders to the RBC Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may not be identified by the financial intermediaries as omnibus accounts, the RBC Funds may be limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.

If the RBC Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Funds, even if the above limits have not been reached, the RBC Funds may take steps to restrict or prohibit further trading in the Funds by that investor or through that intermediary. As stated above, the Funds reserve the right to restrict or reject a purchase order for any reason without prior notice. The Funds also reserve the right to terminate an investor’s exchange privilege without prior notice.

Risks Presented by Excessive Trading Practices. Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

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For a Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Each Fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk. To the extent that a Fund invests in securities that may trade infrequently, such as securities of smaller companies, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. In addition, the market for securities of smaller companies may at times show market momentum, in which positive or negative performance may continue for a period of time for reasons unrelated to the fundamentals of the issuer. Certain investors may seek to capture this momentum by trading frequently in the Fund’s shares. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.

Disclosure of Portfolio Holdings
A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ SAI. The Funds also make certain portfolio securities information available on their website which is accessed by using the Funds’ link at www.rbcgam.us. Within 15 days of month-end, each Fund’s top ten holdings and related weightings, the total number of Fund holdings and a Fund’s sector/industry weightings (all as of month-end) are posted until replaced by the next month’s information. Within 10 business days of calendar quarter-end, each Fund’s complete portfolio holdings and their weightings are posted until replaced by the next quarter’s information.

Distribution Arrangements/Sales Charges
This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds and ways to qualify for reduced sales charges. Class I and S shares of the Funds have no sales charges or distribution/service fees and, generally, have lower annual expenses than Class A, C and R shares.

	Class A	Class C	Class I	Class R	Class S
Sales Charge (Load)	Maximum sales charge of 5.75%. See Schedule below. CDSC of 1.00% on purchases of $1 million or more for redemptions within 12 months of purchase.	No front-end sales charge; CDSC of 1.00% for redemptions within 12 months of purchase.	No sales charge.	No sales charge.	No sales charge.
Distribution and Service (12b-1) Fee	0.25%*	1.00%	None	0.50%	None
Fund Expenses	Lower annual expenses than Class C and Class R shares.	Higher annual expenses than Class A and R shares.	Lower annual expenses than Class A, C, and R shares.	Lower annual expenses than Class C shares.	Lower annual expenses than Class A, C, and R shares.

*
Under the 12b-1 Plan, Class A is authorized to pay expenses directly or reimburse the Distributor for costs and expenses incurred in connection with distribution and marketing of Fund shares subject to an annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of a Fund. Currently, the Board of Trustees has approved an annual limit of 0.25% for Class A shares.

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The class of shares that is better for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Your financial advisor can help you decide which class of share is more appropriate for you.

Front-End Sales Charges
Front-end sales charges are imposed on sales of Class A shares of all Funds at the rates listed in the table below. The sales charge decreases with larger purchases. For example, if you invest more than $100,000, or if your cumulative purchases or the value on your account is more than $100,000, then the sales charge is reduced. (See “Reducing the Initial Sales Charge on Purchases of Class A Shares,” below). This sales charge will be waived for purchases (i) in accounts invested through wrap programs in which the RBC Funds participate, (ii) in accounts that transferred to an RBC Fund from a series of RBC Funds, Inc. upon the April 16, 2004 reorganization, (iii) through “one-stop” mutual fund networks, (iv) through trust companies and banks acting in a fiduciary, advisor, agency, custodial or similar capacity, or (v) through group retirement plans. The amount paid for an investment, known as the “offering price,” includes any applicable front-end sales charges. There is no sales charge on reinvested dividends and distributions. Also shown in the table is the portion of the front-end sales charge that is paid to dealers expressed as a percentage of the offering price of a Fund’s shares.

	Sales Charges as a Percentage of		Dealer Concession as a Percentage of Offering Price
For Purchases Up To:	Offering Price	Net Amount Invested
Less than $25,000	5.75%	6.10%	5.00%
$25,000 — $49,999.99	5.00%	5.26%	4.25%
$50,000 — $99,999.99	4.50%	4.71%	3.75%
$100,000 — $249,999.99	3.50%	3.63%	2.75%
$250,000 — $499,999.99	2.50%	2.56%	2.00%
$500,000 — $749,999.99	2.00%	2.04%	1.60%
$750,000 — $999,999.99	1.50%	1.52%	1.20%
$1,000,000 and over	0.00%*	0.00%*	1.00%

*	A 1.00% CDSC is imposed on redemptions within 12 months of purchase. See “Contingent Deferred Sales Charge,” below.

Reducing the Initial Sales Charge on Purchases of Class A Shares

Combining Accounts of Family Members. You may combine accounts in RBC Funds Class A shares in order to qualify for a reduced sales charge (load). This does not include accounts in the Money Market Funds. The following types of accounts may be aggregated for purposes of reducing the initial sales charge.

•	Accounts owned by you and your immediate family (your spouse and your children under 21 years of age)

•	Single-participant retirement plan accounts owned by you or your immediate family

•	Trust accounts established by you or your immediate family

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You need to provide your financial advisor with the information as to which of your accounts qualify as family accounts and this information should be included with your account application.

Letter of Intent. By signing a Letter of Intent (LOI) you can reduce your Class A sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of RBC Class A Funds (excluding the Money Market Funds).  Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.  Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period.  If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.

If you establish an LOI with RBC Funds you can aggregate your accounts as well as the accounts of your immediate family members.  You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

Rights of Accumulation. You may combine your new purchase of Class A shares with shares of currently owned holdings in Class A shares of the RBC Funds (excluding the Money Market Funds) for the purpose of qualifying for the lower sales charge rates that apply to larger purchases.  The applicable sales charge for the new purchase is based on the total of your current purchase and the current value based on NAV of all other Class A shares you own.  You may need to provide your financial advisor with account statements or other information to demonstrate that you qualify for a sales charge reduction.

PLEASE BE ADVISED THAT TO RECEIVE A REDUCTION IN THE INITIAL SALES CHARGE OF YOUR PURCHASES OF CLASS A SHARES OF THE RBC FUNDS, YOU MUST NOTIFY YOUR FINANCIAL ADVISOR AT THE TIME YOU PURCHASE YOUR SHARES THAT YOU QUALIFY FOR SUCH A REDUCTION. IF YOU DO NOT NOTIFY YOUR FINANCIAL ADVISOR THAT YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION, YOU MAY NOT RECEIVE A REDUCTION TO WHICH YOU ARE OTHERWISE ENTITLED.

You may obtain information free of charge on sales charge reductions and waivers through a link on the RBC Funds website, www.rbcgam.us, or from your financial advisor.

Contingent Deferred Sales Charges
For Class C shares, a CDSC of 1.00% applies if shares are sold within 12 months of purchase. A 1.00% CDSC is also imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC. For purposes of determining the CDSC, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first, followed by shares that you have owned the longest. The CDSC is based on the initial offering price or the current sales price of the shares, whichever is less.

The address to contact the Funds on the back cover of the Prospectus is deleted and replaced with the following:

RBC Funds
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone:  1-800-422-2766

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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